SECURITIES AND EXCHANGE COMMISSION
UNITED STATES

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 18, 2005

INTERMET CORPORATION

(Exact name of registrant as specified in its charter)

Georgia	0-13787	58-1563873

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5445 Corporate Drive, Suite 200 Troy, Michigan	48098-2683

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (248) 952-2500

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

     On July 18, 2005, INTERMET Corporation issued a press release announcing that its motion to enter into an equity financing commitment letter, and to pay the fees and expenses and to furnish related indemnities provided for in the commitment letter, was denied by the Bankruptcy Court, with the right to resubmit the motion at a later time.

     A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable
(b) Not applicable
(c) Exhibits:

     The following exhibit is being filed herewith:

     99.1 INTERMET Corporation press release dated July 18, 2005.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERMET CORPORATION
July 18, 2005	By:	/s/ Alan J. Miller
Alan J. Miller
Vice President, General Counsel and Assistant Secretary

Exhibit Index

Exhibit No.	Description
99.1	INTERMET Corporation press release dated July 18, 2005.